Exhibit 10(v)
                                                                  EXECUTION COPY


                            AMENDMENT AND RESTATEMENT


     AMENDMENT AND RESTATEMENT, dated as of July 30, 2003 (this "Amendment and Restatement"), to that certain 364-DAY REVOLVING CREDIT AGREEMENT, dated as of July 31, 2002, (the "Existing Agreement"; and as amended by this Amendment and Restatement, the "Amended and Restated Agreement"), among Carolina Power & Light Company (d/b/a/ Progress Energy Carolinas, Inc., the "Company"), certain Lenders named therein (the "Lenders") and Citibank, N.A., as Administrative Agent (the "Administrative Agent").

                              PRELIMINARY STATEMENT

     The Company, the Lenders and the Administrative Agent previously entered into the Existing Agreement. The parties hereto now wish to amend the Existing Agreement in its entirety to read as set forth in the Existing Agreement with the amendments set forth below. The parties therefore agree as follows (capitalized terms used but not defined herein having the meanings assigned to such terms in the Existing Agreement):

     SECTION 1. Amendment to Existing Agreement. Effective as of the date of the Termination Date (as defined in the Existing Agreement without giving effect to this Amendment and Restatement, the "Current Termination Date")) and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Existing Agreement is hereby amended as follows:

          (a) By adding the following new definition in the appropriate alphabetical order:

                    "Borrowing"   means  a  borrowing   consisting  of
               Advances of the same Type made on the same day by each of the Lenders pursuant to Section 2.01 or Converted pursuant to Section 2.09 or Section 2.10.

          (b) By deleting the definition of "Revolving Period" in Section 1.01 thereof in its entirety and substituting the following therefor:

                    "Revolving  Period" means the period  beginning on
               the date hereof and ending on July 28, 2004, or, as to any Lender other than any Declining Lender, such later date as to which the Lenders may from time to time agree pursuant to Section 2.16.

          (c) By adding the following new paragraphs to the end of Section 8.02 thereof:

                    Notwithstanding the foregoing,  the Company hereby
               agrees that it will provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to clauses (i), (ii) and (iii) of Section 5.01(i) of this Agreement (collectively, the "Communications"), by transmitting the Communications in an electronic/soft medium in a format acceptable to
               the          Administrative           Agent          to
               oploanswebadmin@citigroup.com within the time requirements specified in clauses (i), (ii) and (iii) of Section 5.01(i), as the case may be. In addition, the Company agrees to continue to provide the
               Communications to the Administrative Agent in the manner specified in this Agreement but only to the extent requested by the Administrative Agent.

                    The Company further agrees that the Administrative
               Agent may make the Communications available to the Lenders by posting the Communications on Intralinks or a substantially similar electronic transmission systems (the "Platform"). The Company acknowledges that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution.

                    THE   PLATFORM  IS   PROVIDED   "AS  IS"  AND  "AS
               AVAILABLE". THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE AGENT PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL THE

               ADMINISTRATIVE AGENT OR ANY OF ITS AFFILIATES OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ADVISORS OR REPRESENTATIVES (COLLECTIVELY, THE "AGENT PARTIES") HAVE ANY LIABILITY TO THE COMPANY, ANY LENDER OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE COMPANY'S OR THE ADMINISTRATIVE AGENT'S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY AGENT PARTY IS FOUND IN A FINAL NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM SUCH AGENT PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT; PROVIDED, HOWEVER, THE PLATFORM OR AN OWNER OR OPERATOR OF THE PLATFORM SHALL NOT BE CONSIDERED AN AGENT PARTY.

                    The  Administrative  Agent agrees that the receipt
               of the Communications by the Administrative Agent at its e-mail address set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of this Agreement. Each Lender agrees that notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of this Agreement. Each Lender agrees (i) to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender's e-mail address or addresses to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such e-mail address or addresses.

                    Nothing  herein shall  prejudice  the right of the
               Administrative Agent or any Lender to give any notice or other communication pursuant to this Agreement in any other manner as specified herein.

     SECTION 2. Adjustments to the Commitments. Each Lender that consents to this Amendment and Restatement by duly completing, executing and delivering to the Administrative Agent a signature page to this Amendment and Restatement (each such Lender being an "Extending Lender") shall also indicate on its signature page hereto whether and by what amount such Lender would be willing, in such Lender's sole discretion, to increase its Commitment on and after the Current Termination Date in the event that any Lender does not consent to this Amendment and Restatement (any such Lender being a "Declining Lender"). The Administrative Agent may determine, in its sole discretion, the amount by which the Commitment of each Extending Lender that has agreed to increase its Commitment (each such Lender being an "Increasing Commitment Lender") shall be increased; provided that (i) no Increasing Commitment Lender's Commitment may be increased by an amount in excess of the amount of the increase offered by such Increasing Commitment Lender, as set forth on such Increasing Commitment Lender's signature page to this Amendment and Restatement, and (ii) the aggregate amount of the Commitments after giving effect to all such increases shall not exceed the aggregate amount of the Commitments immediately prior to the Current Termination Date. The Administrative Agent shall notify the Lenders and the Company, no later than three Business Days prior to the Current Termination Date, of the Commitments of the Extending Lenders that will be in effect on and after the Current Termination Date, after giving effect to any increases in such Commitments pursuant to the procedures set forth in this
Section 2. From and after the Current Termination Date, and subject to the satisfaction of the condition precedent set forth in clause (b) of Section 3 below, the Commitment of each Declining Lender shall be zero.

     SECTION 3. Conditions of Effectiveness of Amendment. This Amendment shall become effective as of the date first written above when, and only when, on or prior to the Current Termination Date:

          (a) the Administrative Agent shall have received counterparts of this Amendment and Restatement executed by the Company and Lenders that consent to this Amendment and Restatement representing at least 85% of the Commitments (after giving effect to any adjustments to the Commitments under Section 2),

          (b) the Administrative Agent shall have received opinions of counsel to the Company substantially in the forms of Exhibit A-1 and Exhibit A-2 attached hereto upon which each Lender and the Administrative Agent may rely, and

          (c) either (i) the Commitment of, and all outstanding Loans made by, any Declining Lender shall have been assigned to one or more Increasing Commitment Lenders in accordance with the provisions of Section 8.07 of the Existing Agreement pursuant to an Assignment and Acceptance in substantially the form of Exhibit B to the Existing Agreement or (ii) such Commitment shall have been terminated and all such Loans shall have been repaid in full.

     SECTION 4. Representations and Warranties of the Company. The Company represents and warrants that (a) the representations and warranties contained in
Section  4.01  (including   without  limitation  those  regarding  any  required
approvals of or notices to governmental bodies) of the Existing Agreement are true and correct on and as of the date first above written as though made on and as of such date, and (b) no event has occurred and is continuing, or would result from the execution and delivery of this Amendment and Restatement, that constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse, or both.

     SECTION 5. Reference to and Effect on the Existing Agreement. Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Existing Agreement to "this Agreement", "hereunder", "hereof" and each reference in any Note to "the Credit Agreement," "thereunder" or "thereof" or, in either case, words of like import referring to the Existing Agreement shall mean and be a reference to the Amended and Restated Agreement, as amended hereby. Except as specifically amended above, the Existing Agreement and the Notes are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment and Restatement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Existing Agreement or any Note, nor constitute a waiver of any provision of the Existing Agreement or any Note.

     SECTION 6. Costs, Expenses and Taxes. The Company agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and Restatement, and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of King & Spalding, counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder, and all costs and expenses (including, without limitation, reasonable counsel fees and expenses), if any, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and Restatement. In addition, the Company agrees to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and Restatement, and the other instruments and documents to be delivered hereunder, and agrees to save the Lenders and the Administrative Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

     SECTION 7. Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     SECTION 8. Governing Law. This Amendment and Restatement shall be governed by, and construed in accordance with, the internal laws of the State of New York.

     IN WITNESS  WHEREOF,  the parties  hereto have  caused this  Amendment  and
Restatement  to  be  executed  by  their  respective   officers  thereunto  duly
authorized, as of the date first above written.


                           CAROLINA POWER & LIGHT COMPANY


                           By_______________________________
                                Thomas R. Sullivan
                                Treasurer


                           CITIBANK, N.A., as Administrative Agent


                           By_______________________________
                                Name:
                                Title:

                           Lenders:


Existing Commitment        The undersigned Lender hereby:
$
  ----------------         Consents to the Amendment and
                           Restatement: __________________

                           Declines to consent to the Amendment
                           and Restatement: ________________

                           Consents to an increase in the amount
                           of its Commitment, pursuant to the
                           provisions of Section 2 of the Amendment and Restatement, of up to: $___________

                           CITIBANK, N.A.


                           By_______________________________
                                Name:
                                Title:

Existing Commitment        The undersigned Lender hereby:
$
  ----------------         Consents to the Amendment and
                           Restatement: __________________

                           Declines to consent to the Amendment
                           and Restatement: ________________

                           Consents to an increase in the amount
                           of its Commitment, pursuant to the
                           provisions of Section 2 of the Amendment and Restatement, of up to: $___________

                           WACHOVIA BANK, NATIONAL ASSOCIATION


                           By_______________________________
                                Name:
                                Title:

Existing Commitment        The undersigned Lender hereby:
$
  ----------------         Consents to the Amendment and
                           Restatement:  __________________

                           Declines to consent to the Amendment
                           and Restatement: ________________

                           Consents to an increase in the amount
                           of its Commitment, pursuant to the
                           provisions of Section 2 of the Amendment and Restatement, of up to: $___________

                           JPMORGAN CHASE BANK


                           By_______________________________
                                Name:
                                Title:

Existing Commitment        The undersigned Lender hereby:
$
  ----------------         Consents to the Amendment and
                           Restatement: __________________

                           Declines to consent to the Amendment
                           and Restatement: ________________

                           Consents to an increase in the amount
                           of its Commitment, pursuant to the
                           provisions of Section 2 of the Amendment and Restatement, of up to: $___________

                           BANK ONE, NA


                           By_______________________________
                                Name:
                                Title:

Existing Commitment        The undersigned Lender hereby:
$
  ----------------         Consents to the Amendment and
                           Restatement:  _________________

                           Declines to consent to the Amendment
                           and Restatement: ________________

                           Consents to an increase in the amount
                           of its Commitment, pursuant to the
                           provisions of Section 2 of the Amendment and Restatement, of up to: $___________

                           MELLON BANK, N.A.


                           By_______________________________
                                Name:
                                Title:

Existing Commitment        The undersigned Lender hereby:
$
  ----------------         Consents to the Amendment and
                           Restatement:  __________________

                           Declines to consent to the Amendment
                           and Restatement: ________________

                           Consents to an increase in the amount
                           of its Commitment, pursuant to the
                           provisions of Section 2 of the Amendment and Restatement, of up to: $___________

                           NORDDEUTSCHE LANDESBANK
                           GIROZENTRALE, New York/Cayman Islands Branch


                           By_______________________________
                                Name:
                                Title:


                           By_______________________________
                                Name:
                                Title:

Existing Commitment        The undersigned Lender hereby:
$
  ----------------         Consents to the Amendment and
                           Restatement:  __________________

                           Declines to consent to the Amendment
                           and Restatement: ________________

                           Consents to an increase in the amount
                           of its Commitment, pursuant to the
                           provisions of Section 2 of the Amendment and Restatement, of up to: $___________

                           SUNTRUST BANK, ATLANTA


                           By_______________________________
                                Name:
                                Title:

Existing Commitment        The undersigned Lender hereby:
$
  ----------------         Consents to the Amendment and
                           Restatement: __________________

                           Declines to consent to the Amendment
                           and Restatement: ________________

                           Consents to an increase in the amount
                           of its Commitment, pursuant to the
                           provisions of Section 2 of the Amendment and Restatement, of up to: $___________

                           BARCLAYS BANK PLC


                           By_______________________________
                                Name:
                                Title:

Existing Commitment        The undersigned Lender hereby:
$
  ----------------         Consents to the Amendment and
                           Restatement:  __________________

                           Declines to consent to the Amendment
                           and Restatement: ________________

                           Consents to an increase in the amount
                           of its Commitment, pursuant to the
                           provisions of Section 2 of the Amendment and Restatement, of up to: $___________

                           BANK OF AMERICA, N.A.


                           By_______________________________
                                Name:
                                Title:

Existing Commitment        The undersigned Lender hereby:
$
  ----------------         Consents to the Amendment and
                           Restatement:  __________________

                           Declines to consent to the Amendment
                           and Restatement: ________________

                           Consents to an increase in the amount
                           of its Commitment, pursuant to the
                           provisions of Section 2 of the Amendment and Restatement, of up to: $___________

                           THE BANK OF NEW YORK


                           By_______________________________
                                Name:
                                Title:

                                   EXHIBIT A-1

                   FORM OF OPINION OF COUNSEL FOR THE COMPANY




                                                                          [Date]


To each of the  Lenders  parties
to the  Credit  Agreement  referred
to below and Citibank, N.A., as
Administrative Agent


     Re: Carolina Power & Light Company

Ladies and Gentlemen:

     This opinion is furnished to you by us as counsel for Carolina Power & Light Company (the "Company") in connection with the Amendment and Restatement, dated as of July 30, 2003 (the "Amendment and Restatement"), of the 364-day Credit Agreement, dated as of July 31, 2002 (the "Credit Agreement", and as amended by the Amendment and Restatement, the "Amended and Restated Agreement"), among the Company, the lenders from time to time parties thereto (the "Lenders") and Citibank, N.A., as Administrative Agent for the Lenders (the "Administrative Agent"). Capitalized terms used but not defined herein shall have the same meaning assigned to such terms in the Credit Agreement.

     In connection with the preparation, execution and delivery of the Amended and Restated Agreement, we have examined or have had examined under my supervision:

          (1) The Credit Agreement.

          (2) The Amendment and Restatement.

          (3) The opinion letter of even date herewith, addressed to you by Frank A. Schiller, General Counsel to the Company and delivered in connection with the Amendment and Restatement.

     We have also examined the originals, or copies of such other corporate records of the Company, certificates of public officials and of officers of the Company and agreements, instruments and other documents as we have deemed necessary as a basis for the opinions expressed below. As to questions of fact material to such opinions, we have, when relevant facts were not independently established by us, relied upon certificates of the Company or its officers or of public officials. We have assumed the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted as certified or photostatic copies and the authenticity of the originals (other than those of the Company), and the due execution and delivery, pursuant to due authorization, of the Amended and Restated Agreement by the Lenders and the Administrative Agent and the validity and binding effect thereof on such parties.

     We are qualified to practice law in the States of North Carolina and New York, and the opinions expressed herein are limited to the laws of the States of North Carolina and New York and the federal laws of the United States. To the extent that our opinions expressed herein depend upon opinions expressed in paragraphs 1 through 4 of the Company Opinion Letter, we have relied without independent investigation on the accuracy of the opinions expressed in the Company Opinion Letter, subject to the assumptions, qualifications and limitations set forth in the Company Opinion Letter.

     Based upon the foregoing and upon such investigation as we have deemed necessary, we are of the opinion that the Amended and Restated Agreement constitutes the legal, valid and binding obligation of the Company in accordance with its terms except as enforcement may be limited or otherwise affected by (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting the rights of creditors generally and (b) principles of equity, whether considered at law or in equity.

          The   opinions   set  forth  above  are   subject  to  the   following
qualifications:

     (a) In addition to the application of equitable principles described above, courts have imposed an obligation on contracting parties to act reasonably and in good faith in the exercise of their contractual rights and remedies, and may also apply public policy considerations in limiting the right of parties seeking to obtain indemnification under circumstances where the conduct of such parties is determined to have constituted negligence.

     (b) No opinion is expressed herein as to (i) Section 8.05 of the Amended and Restated Agreement, (ii) the enforceability of provisions purporting to grant to a party conclusive rights of determination, (iii) the availability of specific performance or other equitable remedies, (iv) the enforceability of rights to indemnity under federal or state securities laws or (v) the enforceability of waivers by parties of their respective rights and remedies under law.

     (c) No opinion is expressed herein as to provisions, if any, in the Amended and Restated Agreement, which (i) purport to excuse, release or exculpate a party for liability for or indemnify a party against the consequences of its own acts, (ii) purport to make void any act done in contravention thereof, (iii) purport to authorize a party to make binding determinations in its sole discretion, (iv) relate to the effects of laws which may be enacted in the future, (v) require waivers, consents or amendments to be made only in writing,
(vi) purport to waive rights of offset or to create rights of set off other than as provided by statute, or (vii) purport to permit acceleration of indebtedness and the exercise of remedies by reason of the occurrence of an immaterial breach of the Amended and Restated Agreement or any related document. Further, we express no opinion as to the necessity for any Lender, by reason of such Lender's particular circumstances, to qualify to transact business in the State of New York or as to any Lender's liability for taxes in any jurisdiction.

     The foregoing opinion is solely for your benefit and may not be relied upon by any other Person other than any other Person that may become a Lender under the Amended and Restated Agreement after the date hereof.



                                Very truly yours,

                                   EXHIBIT A-2

               FORM OF OPINION OF GENERAL COUNSEL FOR THE COMPANY


                                                                       [Date]



To each of the Lenders parties to the
Agreement referred to below and Citibank, N.A., as Administrative Agent

     Re:  Carolina Power & Light Company

Ladies and Gentlemen:

     This opinion is furnished to you by me as Vice President of Progress Energy Service Company, LLC and counsel to Carolina Power & Light Company (the "Company") in connection with the Amendment and Restatement, dated as of July 30, 2003 (the "Amendment and Restatement"), of the 364-day Credit Agreement, dated as of July 31, 2002 (the "Credit Agreement", and as amended by the Amendment and Restatement, the "Amended and Restated Agreement"), among the Company, the lenders from time to time party thereto (the "Lenders") and Citibank, N.A., as Administrative Agent for the Lenders (the "Administrative Agent"). Capitalized terms used but not defined herein shall have the same meaning assigned to such terms in the Credit Agreement.

     In connection with the preparation, execution and delivery of the Amended and Restated Agreement, I have examined:

     (1) The Credit Agreement.

     (2) The Amendment and Restatement.

     (3) The Restated Charter of the Company (the "Charter").

     (5) The Bylaws of the Company and all amendments thereto (the "Bylaws").

     (6) The NCUC Order and the SCPSC Order.

     I have also examined the originals, or copies of such other corporate records of the Company, certificates of public officials and of officers of the Company and agreements, instruments and other documents as I have deemed necessary as a basis for the opinions expressed below. As to questions of fact material to such opinions, I have, when relevant facts were not independently established by me, relied upon certificates of the Company or its officers or of public officials. I have assumed the authenticity of all documents submitted to me as originals, the conformity to originals of all documents submitted as certified or photostatic copies and the authenticity of the originals (other than those of the Company), and the due execution and delivery, pursuant to due authorization, of the Amended and Restated Agreement by the Lenders and the Administrative Agent and the validity and binding effect thereof on such parties. Whenever the phrase "to my knowledge" is used in this opinion, it refers to my actual knowledge and the actual knowledge of the attorneys who work under my supervision and who were involved in the representation of the Company in connection with the transactions contemplated by the Amended and Restated Agreement.

     I am or the attorneys working under my supervision are qualified to practice law in the State of North Carolina, and the opinions expressed herein are limited to the law of the State of North Carolina and the federal law of the United States and, in reliance on a certificate issued by the Secretary of State of South Carolina, the laws of the State of South Carolina for purposes of the first sentence of the opinion in paragraph 1 below, and for purposes of the opinion expressed in paragraph 3, the public utility laws of the State of South Carolina.

     Based upon the foregoing and upon such investigation as I have deemed necessary, I am of the following opinion:

          1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina, and is duly qualified to do business and in good standing in the State of South Carolina.

          2. The execution, delivery and performance by the Company of the Amendment and Restatement are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Charter or the Bylaws or (ii) any law, rule or regulation applicable to the Company (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or
     (iii) any contractual or legal restriction binding or affecting the Company. The Amendment and Restatement has been duly executed and delivered by the Company.

          3. No authorization, approval or other action by, and no notice to or filing with any governmental authority or regulatory body is required for the due execution and delivery by the Company of the Amendment and Restatement or the performance by the Company of the Amended and Restated Agreement, other than the NCUC Order and the SCPSC Order, each of which has been duly issued, is final and in full force and effect.

          4. To my knowledge, except as described in the reports and registration statements which the Company has filed with the Securities and Exchange Commission, there are no pending or overtly threatened actions or proceedings against the Company or any of the Subsidiaries before any court, governmental agency or arbitrator that purport to affect the legality, validity, binding effect or enforceability of the Amended and Restated Agreement or that are likely to have a materially adverse effect upon the financial condition or operations of the Company or any of the Subsidiaries.

     The opinions set forth above are subject to the qualification that, except as provided in paragraph 3 above, no opinion is expressed herein as to the enforceability of the Amended and Restated Agreement or any other document.

     The foregoing opinion is solely for your benefit and may not be relied upon by any other Person other than (i) any other Person that may become a Lender under the Amended and Restated Agreement after the date hereof and (ii) Hunton & Williams, in connection with its opinion delivered on the date hereof.



                                Very truly yours,